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                              PROSPECTUS SUPPLEMENT

                DATED JANUARY 2, 1996 TO EACH OF THE FOLLOWING:


                        Prospectuses dated May 1, 1995,
                      each as previously supplemented, for
                   DEFERRED VARIABLE ANNUITY CONTRACTS issued
                    by Golden American Life Insurance Company


     Prospectuses dated May 3, 1993,      Prospectuses dated October 12, 1993,
    each as previously supplemented,        each as previously supplemented,
      for VARIABLE ANNUITY CERTAIN               for VARIABLE ANNUITY
       CONTRACTS issued by Golden              CONTRACTS issued by Golden
     American Life Insurance Company         American Life Insurance Company

                       (Collectively, the "Prospectuses")
                                    _________

            THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS.

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Two Divisions have been added to invest in the Small Cap Series and the
Strategic Equity Series (together, the "Series") of The GCG Trust (the "Trust"). The Series are newly created portfolios managed by Fred Alger Management, Inc. and Zweig Advisors Inc., respectively. The Trust Annual Expenses attributable to each Series are 1.00% of net assets. This expense is the same as that charged in connection with the Multiple Allocation, Fully Managed, Capital Appreciation, Rising dividends, All-Growth, Real Estate, Natural Resources, and Value Equity Series. For expenses that you will pay for in connection with $1,000 of initial premium invested in the Small Cap and Strategic Equity Division, please refer to the examples provided in your Prospectus under the caption "Fee Table."

In addition, information in the Prospectuses relating to the various series of the Trust in which the Divisions invest is amended by the addition set forth below.

SMALL CAP DIVISION
SMALL CAP SERIES
OBJECTIVE
     Long term capital appreciation.
INVESTMENTS
     Investment primarily in equity securities of companies that, at the time of purchase, have a total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- of less than $1 billion.
PORTFOLIO MANAGER
     Fred Alger Management, Inc.

STRATEGIC EQUITY DIVISION
STRATEGIC EQUITY SERIES
OBJECTIVE
     Long term capital appreciation.
INVESTMENTS
     Investment primarily in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposures to equities when risk/reward characteristics are believed to be less attractive.
PORTFOLIO MANAGER
     Zweig Advisors Inc.


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